SunCoke Energy, Inc. Q1 2025 Earnings Conference Call

2 This presentation should be reviewed in conjunction with the first quarter 2025 earnings release of SunCoke Energy, Inc. (SunCoke) and conference call held on April 30, 2025 at 11:00 a.m. ET. This presentation contains “forward-looking statements” (as defined in Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended). Forward-looking statements often may be identified by the use of such words as "believe," "expect," "plan," "project," "intend," "anticipate," "estimate," "predict," "potential," "continue," "may," "will," "should," or the negative of these terms, or similar expressions. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Any statements made in this presentation or during the related conference call that are not statements of historical fact, including statements about our full-year consolidated and segment 2025 guidance, our 2025 key initiatives, future dividends and the timing of such dividend payments, anticipated amount of 2025 coke sales, challenging market conditions, the expected timing, completion, and budget of the KRT barge expansion project, the extension of our Granite City cokemaking agreement for an additional three months, and future sale commitments, are forward-looking statements and should be evaluated as such. Forward-looking statements represent only our present beliefs regarding future events, many of which are inherently uncertain and involve significant known and unknown risks and uncertainties (many of which are beyond the control of SunCoke) that could cause our actual results and financial condition to differ materially from the anticipated results and financial condition indicated in such forward-looking statements. These risks and uncertainties include, but are not limited to, the risks and uncertainties described in Item 1A (“Risk Factors”) of our Annual Report on Form 10-K for the most recently completed fiscal year, as well as those described from time to time in our other reports and filings with the Securities and Exchange Commission (SEC). In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, SunCoke has included in its filings with the SEC cautionary language identifying important factors (but not necessarily all the important factors) that could cause actual results to differ materially from those expressed in any forward- looking statement made by SunCoke. For information concerning these factors and other important information regarding the matters discussed in this presentation, see SunCoke’s SEC filings, copies of which are available free of charge on SunCoke's website at www.suncoke.com or on the SEC’s website at www.sec.gov. All forward- looking statements included in this presentation or made during the related conference call are expressly qualified in their entirety by such cautionary statements. Unpredictable or unknown factors not discussed in this presentation also could have material adverse effects on forward-looking statements. Forward-looking statements are not guarantees of future performance, but are based upon the current knowledge, beliefs and expectations of SunCoke management, and upon assumptions by SunCoke concerning future conditions, any or all of which ultimately may prove to be inaccurate. You should not place undue reliance on these forward-looking statements, which speak only as of the date of the earnings release. SunCoke does not intend, and expressly disclaims any obligation, to update or alter its forward-looking statements (or associated cautionary language), whether as a result of new information, future events, or otherwise, after the date of the earnings release except as required by applicable law. Forward-Looking Statements

3Q1 2025 Highlights  Delivered Q1 '25 Consolidated Adjusted EBITDA(1) of $59.8M  Extended Granite City cokemaking contract with U.S. Steel through September 30, 2025  Declared cash dividend of $0.12 per share, payable on June 2, 2025  Essentially all spot blast and foundry coke sales finalized for the full year  Ended Q1 with a strong liquidity position of $543.7 million  Gross leverage at 1.89x on a trailing 12 month Adjusted EBITDA(1) basis  Reaffirming FY 2025 Consolidated Adjusted EBITDA(1) guidance range of $210M - $225M (1) See appendix for a definition and reconciliation of Adjusted EBITDA.

Q1 2025 Financial Performance

4


Q1 2025 Earnings Review
($/share)
($ in millions)
Diluted EPS
Adjusted EBITDA(1)
-$0.03
-$8.1M
$0.20
$0.23
$59.8
$67.9
Q1 '25
Q1 '24
Q1 '25
Q1 '24

($ in millions, except volumes)	Q1 '25	Q1 '24	Q1 '25 vs Q1 '24
Domestic Coke Sales Volumes	898	996	(98)
Logistics Volumes	5,724	5,453	271
Coke Adjusted EBITDA[(2)]	$52.2	$63.8	($11.6)
Logistics Adjusted EBITDA	$13.7	$13.0	$0.7
Corporate and Other Adjusted EBITDA [(3)]	($6.1)	($8.9)	$2.8
Consolidated Adjusted EBITDA [(1)]	**$59.8**	**$67.9**	**($8.1)**

- **Q1 '25 EPS of $0.20, down $0.03 compared to the prior year quarter**
- **Consolidated Adjusted EBITDA[(1)] of $59.8M, down $8.1M from the prior year quarter**
  - Coke segment down $11.6M, primarily driven by lower economics on the Granite City contract extension and lower spot blast coke sales volumes due to timing and challenging market conditions
  - Logistics segment up $0.7M, primarily driven by higher volumes at CMT, partially offset by absence of index price adjustment benefit at CMT during Q1 '25
  - Corporate and Other expenses down $2.8M, primarily driven by lower legacy black lung expenses and lower employee related costs

(1) See appendix for a definition and reconciliation of Adjusted EBITDA
(2) Coke Adjusted EBITDA includes Domestic Coke and Brazil Coke
(3) Corporate and Other Adj. EBITDA includes activity from our legacy coal mining business

SunCoke Energy

5 Domestic Coke Performance Domestic Coke Business Summary 118 115 126 127 108 311 306 322 325 303 264 260 266 248 200 162 164 169 167 146 145 133 148 156 148 $61.4M Q1 ’24 $57.9M Q2 ’24 $58.1M Q3 ’24 $57.3M Q4 ’24 $49.9M Q1 ’25 1,000 978 1,031 1,023 905 Adjusted EBITDA ($M)(1) Middletown Granite City Haverhill Indiana Harbor Jewell Sales Tons (Coke Production, Kt) • Delivered Adjusted EBITDA of $49.9M in Q1 ‘25 vs $61.4M in Q1 ‘24  Granite City contract extension at lower economics and volumes  Lower spot blast coke sales volumes driven by timing and challenging market conditions • Essentially all spot blast and foundry coke sales finalized for the full year • Reaffirming FY 2025 Domestic Coke Adjusted EBITDA guidance range of $185M - $192M  Granite City cokemaking contract extended through September 30, 2025 (1) See definition and reconciliation of Adjusted EBITDA elsewhere in the appendix 1,032K996K 898K1,027K Domestic Coke performance impacted by lower Granite City contract economics and lower spot blast coke sales volumes 973K

6Logistics Business Summary (Tons Handled, Kt) • Logistics segment contributed $13.7M to Q1 ‘25 Adjusted EBITDA vs $13.0M in Q1 ‘24  Higher volumes at CMT, partially offset by absence of index price adjustment benefit during Q1 ‘25 • KRT barge unloading expansion project is on time and on budget • Reaffirming FY 2025 Logistics Adjusted EBITDA guidance range of $45M - $50M (1) See definition and reconciliation of Adjusted EBITDA elsewhere in the appendix Higher volumes driving CMT performance Logistics Performance $13.0M $12.2M $13.7M $11.5M $13.7M Adjusted EBITDA ($M) (1) 1,841 2,498 2,013 1,915 2,447 3,612 3,484 3,830 3,347 3,277 Q1 ’24 Q2 ’24 Q3 ’24 Q4 ’24 Q1 ’25 5,453 5,982 5,843 5,262 5,724 Logistics (ex. CMT) CMT (coal, bulk products, liquids)

7 $189.6 $193.7 $25.8 Cash @ Q4 2024 Net Cash Provided by Ops. Activities ($4.9) CapEx ($10.9) Dividends ($5.9) Other Cash @ Q1 2025 (1) Gross leverage and net leverage calculated using Last Twelve Month (LTM) Adjusted EBITDA Q1 2025 Liquidity Maintained strong liquidity position of $543.7M ($ in millions) Dividend of $0.12 per share Revolver Availability: $350M (Consolidated) Q1 '25 Total Debt $500M Gross Leverage(1) 1.89x Net Leverage(1) 1.15x

8 • Further develop foundry and spot blast coke customer books • Continue work on adding customers and products in the Logistics segment Strengthen Customer Bases for Coke and Logistics Businesses 2025 Key Initiatives • $210M - $225M Adjusted EBITDA(1) Achieve 2025 Financial Objectives Continued Safety and Environmental Excellence • Continue to deliver strong safety and environmental performance • Successfully execute on operational and capital plan • Continue to provide reliable, high-quality products and services to our customers Deliver Operational Excellence and Optimize Asset Utilization • Continue to pursue balanced capital allocation including growth opportunities and returning capital to shareholders Execute on Well-Established Capital Allocation Priorities (1) See appendix for a definition and reconciliation of Adjusted EBITDA

APPENDIX

10 NON-GAAP FINANCIAL MEASURES In order to assist readers in understanding the core operating results that our management uses to evaluate the business, we describe our non-GAAP measures referenced in this presentation below. In addition to U.S. GAAP measures, this presentation contains certain non-GAAP financial measures. These non-GAAP financial measures should not be considered as alternatives to the measures derived in accordance with U.S. GAAP. Non-GAAP financial measures have important limitations as analytical tools, and you should not consider them in isolation or as substitutes for results as reported under U.S. GAAP. Additionally, other companies may calculate non-GAAP metrics differently than we do, thereby limiting their usefulness as a comparative measure. Because of these and other limitations, you should consider our non-GAAP measures only as supplemental to other U.S. GAAP-based financial performance measures, including revenues and net income. Reconciliations to the most comparable GAAP financial measures are included at the end of this Appendix. DEFINITIONS Adjusted EBITDA represents earnings before interest, taxes, depreciation and amortization (“EBITDA”), adjusted for any impairments, restructuring costs, gains or losses on extinguishment of debt, and/or transaction costs ("Adjusted EBITDA"). EBITDA and Adjusted EBITDA do not represent and should not be considered alternatives to net income or operating income under GAAP and may not be comparable to other similarly titled measures in other businesses. Management believes Adjusted EBITDA is an important measure in assessing operating performance. Adjusted EBITDA provides useful information to investors because it highlights trends in our business that may not otherwise be apparent when relying solely on GAAP measures and because it eliminates items that have less bearing on our operating performance. EBITDA and Adjusted EBITDA are not measures calculated in accordance with GAAP, and they should not be considered a substitute for net income, or any other measure of financial performance presented in accordance with GAAP. EBITDA represents earnings before interest, taxes, depreciation and amortization. Adjusted EBITDA/Ton represents Adjusted EBITDA divided by tons sold/handled. Free Cash Flow (FCF) represents operating cash flow adjusted for capital expenditures. Management believes FCF is an important measure of liquidity. FCF is not a measure calculated in accordance with GAAP, and it should not be considered a substitute for operating cash flow or any other measure of financial performance presented in accordance with GAAP. Domestic logistics terminals represents Lake Terminal and Kanawha River Terminals.

2025 Guidance Summary

11

Expect 2025 Consolidated Adjusted EBITDA[1] of $210M - $225M; 2025 Free Cash Flow[2] of $100M - $115M

Metric	2025 Guidance*
Adjusted EBITDA Consolidated[1]	$210M - $225M
Domestic Coke EBITDA	$185M - $192M
Logistics EBITDA	$45M - $50M
Domestic Coke Sales	~4.0M tons
Domestic Coke Adjusted EBITDA/ton[3]	$46 - $48/ton
Total Capital Expenditures	~$65M
Operating Cash Flow	$165M - $180M
Cash Taxes	$17M - $21M

* The Company's 2025 guidance is based on the Company's current estimates and assumptions that are subject to change and may be outside the control of the Company. If actual results vary from these estimates and assumptions, the Company's expectations may change. There can be no assurances that SunCoke will achieve the results expressed by this guidance.

Adjusted EBITDA to FCF Walk

	2025E	
($ in millions)	Low End	High End
Adjusted EBITDA[1]	**$210**	**$225**
Cash interest, net	($23)	($21)
Cash taxes	($17)	($21)
Total capex	($65)	($65)
Non-cash items and working capital changes	($5)	($3)
Free Cash Flow (FCF)[2]	**$100**	**$115**

(1) See definition and reconciliation of Adjusted EBITDA elsewhere in the appendix.
(2) See definition and reconciliation of Free Cash Flow (FCF) elsewhere in the appendix.
(3) Domestic Coke Adjusted EBITDA/ton calculated as Domestic Coke EBITDA/Domestic Coke Sales.

SunCoke Energy®

12Coke Facility Capacity and Contract Duration/Volume (1) Capacity represents blast furnace equivalent production capacity (2) Represents production capacity for blast-furnace sized coke, however, customer takes all on a “run of oven” basis, which represents >600k tons per year (3) Will operate in a turn-down mode in 2025 as part of the contract extension Facility Capacity (1) Customer Contract Expiry Contract Volume Indiana Harbor 1,220 Kt Cliffs Steel Sep. 2035 Capacity Middletown 550 Kt (2) Cliffs Steel Dec. 2032 Capacity Haverhill II 550 Kt Cliffs Steel Jun. 2025 Capacity Granite City 650 Kt US Steel Sep. 2025 Capacity (3) Haverhill I/JWO 1,270Kt Cliffs Steel Algoma Steel Dec. 2025 Dec. 2026 400 Kt 150 Kt

13Balance Sheet & Debt Metrics ($ in millions) As of 3/31/2025 As of 12/31/2024 Cash 194$ 190$ Available Revolver Capacity 350$ 350$ Total Liquidity 544$ 540$ Gross Debt (Long and Short-term) 500$ 500$ Net Debt (Total Debt less Cash) 306$ 310$ LTM Adjusted EBITDA 265$ 273$ Gross Debt / LTM Adjusted EBITDA 1.89x 1.83x Net Debt / LTM Adjusted EBITDA 1.15x 1.14x Adjusted EBITDA (Guidance) Gross Leverage (Guidance) Net Leverage (Guidance) $210M - $225M 2.22x - 2.38x 1.36x - 1.46x 2025 2026 2027 2028 2029 Consolidated Total Sr. Notes -$ -$ -$ -$ 500.0$ 500.0$ Revolver - - - - - - Total -$ -$ -$ -$ 500.0$ 500.0$ As of 3/31/2025 ($ in millions)

142025 Guidance Reconciliation Free Cash Flow Guidance Reconciliation Low High Net Income $52 $69 Depreciation and amortization expense 121 117 Interest expense, net 26 24 Income tax expense 11 15 Adjusted EBITDA (Consolidated) $210 $225 ($ in millions) ($ in millions) Low High Operating Cash Flow $165 $180 Capital Expenditures (65) (65) Free Cash Flow (FCF) $100 $115 2025E

15Net Income to FCF Reconciliation Low End High End Net Income $52 $69 Depreciation and amortization expense 121 117 Interest expense, net 26 24 Income tax expense 11 15 Adjusted EBITDA (Consolidated) $210 $225 Cash interest, net (23) (21) Cash taxes (17) (21) Total capex (65) (65) Working capital changes (5) (3) Free Cash Flow (FCF) $100 $115 ($ in millions) 2025E

16Reconciliation to Adjusted EBITDA (1) Reflects costs incurred related to potential mergers and acquisitions and the granulated pig iron project with U.S. Steel ($ in millions) Q1 '24 Q2 '24 Q3 '24 Q4 '24 FY '24 Q1 '25 Net Income 21.1$ 23.3$ 33.3$ 25.8$ 103.5$ 19.4$ Depreciation and amortization expense 33.3 28.7 28.1 28.8 118.9 28.8 Interest expense, net 6.3 5.8 5.7 5.6 23.4 5.2 Income tax expense 7.1 5.6 8.2 4.1 25.0 5.6 Transaction costs (1) 0.1 0.1 - 1.8 2.0 0.8 Adjusted EBITDA 67.9$ 63.5$ 75.3$ 66.1$ 272.8$ 59.8$

17Adjusted EBITDA and Adjusted EBITDA per ton (1) Corporate and Other includes the results of our legacy coal mining business. Reconciliation of Segment Adjusted EBITDA and Adjusted EBITDA per Ton ($ in millions, except per ton data) Domestic Coke Brazil Coke Logistics Corporate and Other(1) Consolidated Q1 2025 Adjusted EBITDA $49.9 $2.3 $13.7 ($6.1) $59.8 Sales Volume (thousands of tons) 898 380 5,724 Adjusted EBITDA per Ton $55.57 $6.05 $2.39 FY 2024 Adjusted EBITDA $234.7 $9.9 $50.4 ($22.2) $272.8 Sales Volume (thousands of tons) 4,028 1,579 22,540 Adjusted EBITDA per Ton $58.27 $6.29 $2.24 Q4 2024 Adjusted EBITDA $57.3 $2.5 $11.5 ($5.2) $66.1 Sales Volume (thousands of tons) 1,032 388 5,262 Adjusted EBITDA per Ton $55.52 $6.48 $2.18 Q3 2024 Adjusted EBITDA $58.1 $2.5 $13.7 $1.0 $75.3 Sales Volume (thousands of tons) 1,027 423 5,843 Adjusted EBITDA per Ton $56.57 $5.97 $2.35 Q2 2024 Adjusted EBITDA $57.9 $2.5 $12.2 ($9.1) $63.5 Sales Volume (thousands of tons) 973 397 5,982 Adjusted EBITDA per Ton $59.51 $6.42 $2.03 Q1 2024 Adjusted EBITDA $61.4 $2.4 $13.0 ($8.9) $67.9 Sales Volume (thousands of tons) 996 371 5,453 Adjusted EBITDA per Ton $61.65 $6.59 $2.39